UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant To Section 13 or 15 (d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): June 29, 2007

                             TRIARC COMPANIES, INC.
               --------------------------------------------------
             (Exact name of registrant as specified in its charter)


DELAWARE                      1-2207                        38-0471180
-----------------             --------------                --------------
(State or Other               (Commission                   (I.R.S. Employer
Jurisdiction of               File Number)                  Identification No.)
Incorporation)

280 Park Avenue
New York, NY                                                10017
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(Address of principal executive offices)                   (Zip Code)

Registrant's telephone number, including area code:   (212) 451-3000

                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))






5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers.

     (b) On June 29, 2007, Nelson Peltz and Peter W. May resigned as the Chairman and Chief Executive Officer and President and Chief Operating Officer, respectively, of Triarc Companies, Inc. ("Triarc" or the "Company"). Such resignations were in accordance with the contractual settlements that they entered into with Triarc in April 2007 (copies of which were filed by Triarc as exhibits to Triarc's Current Report on Form 8-K dated April 30, 2007). Messrs. Peltz and May will continue to serve on Triarc's Board of Directors, as non-executive Chairman and Vice-Chairman, respectively, and remain large shareholders of Triarc.

     (c) Roland C. Smith, the Chief Executive Officer of Triarc's subsidiary, Arby's Restaurant Group, Inc. ("ARG"), has been appointed Chief Executive Officer of Triarc effective June 30, 2007. Mr. Smith, 52, has served as Chief Executive Officer of ARG since April 2006 and as a member of Triarc's Board of Directors since June 2007. Mr. Smith served as President and Chief Executive Officer of ARG from April 2006 to June 2006. Mr. Smith served as President and Chief Executive Officer of American Golf Corporation and National Golf Properties from February 2003 to November 2005. Prior thereto, Mr. Smith served as President and Chief Executive Officer of AMF Bowling Worldwide, Inc. from April 1999 to January 2003. Mr. Smith served as President and Chief Executive Officer of ARG's predecessor, Arby's, Inc., from February 1997 to April 1999. Mr. Smith is currently a director of Carmike Cinemas, Inc.

5.03.         Amendments to Articles of Incorporation or Bylaws; Change in
              Fiscal Year.

     (a) Effective June 30, 2007, Triarc's Bylaws were amended to create the non-executive positions of Chairman and Vice-Chairman of the Board and to separate the positions of Chairman and Chief Executive Officer and of President and Chief Operating Officer and to provide for the responsibilities of such officers, including that the Chairman and if the Chairman is absent, the Vice-Chairman, shall preside at all shareholder and Board of Directors meetings and that the Chairman, the Vice-Chairman and the Chief Executive Officer may call special meetings of the shareholders and of the Board of Directors. The amendment also changes the officers that are to be appointed by the Board of Directors at the organizational meeting that is to follow the annual meeting of stockholders and the "other officers" that may be appointed by the Chief Executive Officer. The position of Chairman Emeriti was deleted. A copy of the Amended and Restated Bylaws is filed as Exhibit 3.1 to this Current Report on Form 8-K.






9.01.    Financial Statements and Exhibits.

     (d) Exhibits 3.1 Amended and Restated Bylaws of Triarc Companies, Inc., effective June 30, 2007.


                                        SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf by the undersigned hereunto duly authorized.

                                                   TRIARC COMPANIES, INC.

                                                   By:    /s/ Stuart Rosen
                                                        ---------------------
                                                        Stuart I. Rosen
                                                        Senior Vice President
                                                         and Secretary


  Dated: July 3, 2007




                                  EXHIBIT INDEX


Exhibit                                     Description

  3.1 Amended and Restated Bylaws of Triarc Companies, Inc., effective June 30, 2007.






































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